UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2023

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously reported, on June 1, 2023, Reborn Global Holdings, Inc., a California corporation and subsidiary of Reborn Coffee, Inc., a Delaware corporation (the “Company”) entered into a debt agreement (the “Loan Note”) with DRE, Inc, a Illinois corporation (“DRE”). DRE is owned and controlled by Dennis Egidi who is Vice Chairman of the Company’s Board of Directors (the “Board”).

On November 28, 2023, the Company entered into an exchange agreement (the “Exchange Agreement”) with DRE. Pursuant to the Exchange Agreement, HNRA agreed to exchange, in consideration of surrender and termination of the Loan Note , with an outstanding balance (including interest accrued thereon) of $1,000,000, for 1,666,667 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at a price per share equal to $0.60 per share (the “Exchange Shares”). Pursuant to the Exchange Agreement, the Company also granted to DRE piggyback registration rights with regard to the Exchange Shares.

The foregoing summary of the Exchange Agreement is qualified in its entirety by reference to the text of the Exchange Agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein. The Company issued the Exchange Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506(b) of Regulation D promulgated thereunder, and/or Section 3(a)(9) of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Exchange Agreement by and between the Company and DRE, dated November 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2023

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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